[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]



                            A SERIES OF MFS(R) VARIABLE INSURANCE TRUST
                            MFS(R) BOND SERIES

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                  INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive         Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                     500 Boylston Street
                                                          Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                   DISTRIBUTOR
                                                          MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real             500 Boylston Street
estate consultant; Vice Chairman, Capitol                 Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                          INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                    MFS Service Center, Inc.
Jeffrey L. Shames*                                        P.O. Box 2281
                                                          Boston, MA 02107-9906
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                                     For additional information,
                                                          contact your investment professional.
TREASURER
James O. Yost*                                            CUSTODIAN
                                                          State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                          WORLD WIDE WEB
Ellen Moynihan*                                           www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 2.65%, and Service Class shares 2.56%. These returns include the reinvestment of any distributions and compare to a 4.18% return over the same period for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage- backed securities) and investment-grade debt obligations of domestic corporations.

The recent period was historically tumultuous for the investment-grade corporate bond market. Most of the problems were the result of company-specific issues. There has also been much less liquidity in the corporate market over the past few years, a residual effect of the credit problems that plagued corporate bonds starting in 1998 when Russia surprisingly defaulted on its debt obligations. Historically, vulture investors on Wall Street provided buyers for the debt of companies that hit a hard patch, but that hasn't been the case recently. In addition, the high-yield market has experienced net outflows, so there hasn't been capital available to absorb some of these credit problems from that traditional source.

The overall credit quality of the corporate market has been deteriorating as well. While we've seen stock price growth in the technology sector, tech companies have been carrying very little debt. Elsewhere, despite strong economic growth in the United States, the stocks of many companies -- especially those in cyclical sectors -- have been distressed to the point where company managements have come under increasing pressure to enhance value for shareholders. Consequently, we have found that many have issued more debt to finance mergers and acquisitions or share buyback programs -- all of which help the shareholder but hurt the bondholder. We think these kinds of moves have weakened many companies' credit fundamentals and caused a number of credit downgrades.

In response to this difficult climate, we increased the overall credit quality of the portfolio. In addition, we reduced investments in domestic corporate industrial bonds because they remain vulnerable to weakening credit fundamentals. Instead, we focused on sectors that are not as prone to the risk that management will issue more debt to finance leveraged buyouts or share buybacks. That has translated into increased exposure to sectors like media and telecommunications. For example, we retained our investment in Time Warner, whose merger with America Online is creating a powerful conglomerate that we believe should eventually experience a credit upgrade. We found other opportunities in British Sky Broadcasting, a satellite network in Europe that we think has tremendous growth prospects, and Seagram, which is making a transition from a spirits company to an entertainment conglomerate. We also invested about 8% of the series in Yankee bonds, which are dollar-denominated bonds issued in the United States by foreign countries that have investment-grade credit ratings, such as Israel.

Investments that worked out well for the series included a number of our higher-quality junk bonds, such as Comcast Corporation, which crossed over into investment-grade status and appreciated significantly in the process. The credit upgrades enjoyed by emerging market countries South Korea and Mexico also helped the series' performance.

We restructured the series' holdings in U.S. Treasuries in response to the Federal Reserve Board's (the Fed's) program of interest-rate hikes. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The Fed's actions caused short-term rates to back up significantly, while longer-term rates remained relatively stable. As a result, the yield curve -- a representation of the difference between short- and long-term rates -- flattened, then inverted, with short-term rates actually reaching higher levels than long-term yields. We felt the best way to take advantage of this situation was to pursue a barbell strategy by investing some of our Treasury holdings on the long end of the curve, some on the short, and very little in between. As a result, the series was not affected by the sharpest price declines that occurred in the intermediate part of the yield curve.

Looking ahead, we believe recent indicators may be pointing to a slowing economy in response to the Fed's program of interest rate increases. In this kind of environment, we think interest rates could begin trending downward as soon as late 2000. There appears to be very little evidence of a protracted struggle against inflation. That opinion is further strengthened by our discussions with company managements who say that they have very little pricing power. For our part, we intend to continue moving our corporate holdings to bonds with shorter maturities because they are less prone to price volatility. At the same time, we anticipate extending the Treasury duration in the portfolio (duration is an indicator of interest-rate sensitivity) to try to take advantage of potential declines in long-term interest rates.

    Respectfully,

/s/ Geoffrey Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Bond Series (part of MFS(R) Variable Insurance Trust(SM)), and the Bond Series offered through MFS(R)/Sun Life annuity products. Mr. Kurinsky is also a portfolio manager of MFS(R) Total Return Fund, MFS(R) Total Return Series (part of MFS(R) Variable Insurance Trust(SM)), and the Total Return Series offered through MFS(R)/Sun Life annuity products.

He joined the MFS Fixed Income Department in 1987 and was named portfolio manager in 1989, Vice President in 1989, and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, issuer- oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $25.2 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return        +2.65%        +2.28%        +15.52%      +24.99%
-------------------------------------------------------------------------------
Average Annual Total Return     --           +2.28%        + 4.93%      + 4.88%
-------------------------------------------------------------------------------

SERVICE CLASS
                             6 Months        1 Year        3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return        +2.56%        +2.18%        +15.42%      +24.87%
-------------------------------------------------------------------------------
Average Annual Total Return     --           +2.18%        + 4.90%      + 4.86%
-------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 24, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Bonds - 97.9%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 80.3%
  Airlines - 1.8%
    American Airlines Pass-Through Trust, 7.024s, 2009                   $  109           $   103,553
    Atlas Air, Inc., 7.2s, 2019                                              57                52,898
    Continental Airlines Pass-Through Trust, Inc., 9.5s, 2013                 4                 4,502
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017               3                 2,611
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019              97                87,702
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020             198               184,337
    Jet Equipment Trust, 9.41s, 2010##                                        5                 5,266
    Jet Equipment Trust, 8.64s, 2012##                                        4                 4,322
                                                                                          -----------
                                                                                          $   445,191
-----------------------------------------------------------------------------------------------------
  Automotive - 1.3%
    Daimler Chrysler North America, 7.75s, 2005                          $  318           $   320,767
-----------------------------------------------------------------------------------------------------
  Banks and Finance - 13.3%
    Associates Corp., 5.75s, 2003                                        $  252           $   239,438
    Associates Corp., 5.5s, 2004                                            148               137,422
    Bank United, 8s, 2009                                                   169               147,243
    Capital One Financial Corp., 7.25s, 2003                                261               254,836
    Chase Manhattan Corp., 7.875s, 2010                                      84                84,124
    Ford Motor Credit Co., 6.7s, 2004                                       358               346,852
    Ford Motor Credit Co., 7.75s, 2007                                      177               175,488
    Ford Motor Credit Co., 5.8s, 2009                                        62                53,939
    Ford Motor Credit Co., 7.875s, 2010                                     191               190,966
    General Electric Capital Corp., 8.7s, 2007                               40                43,024
    General Motors Acceptance Corp., 5.95s, 2003                             67                64,502
    Goldman Sachs Group LP, 5.9s, 2003                                      160               153,986
    GS Escrow Corp., 6.75s, 2001                                             83                80,633
    MBNA America Bank National Assoc., 6.875s, 2004                         108               102,524
    Morgan Stanley Dean Witter, 7.125s, 2003                                500               496,795
    Morgan Stanley Group, Inc., 8s, 2010                                    339               342,570
    Natexis Ambs Co. LLC, 8.44s, 2049##                                     170               159,376
    Providian Capital I, 9.525s, 2027##                                      42                32,954
    Socgen Real Estate Co., 7.64s, 2049##                                   226               206,837
    Washington Mutual Capital I, 8.375s, 2027                                38                33,692
                                                                                          -----------
                                                                                          $ 3,347,201
-----------------------------------------------------------------------------------------------------
  Building - 1.1%
    Building Materials Corp., 8s, 2008                                   $  340           $   266,900
    Nortek, Inc., 9.25s, 2007                                                20                18,700
                                                                                          -----------
                                                                                          $   285,600
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.5%
    Lyondell Chemical Co., 9.625s, 2007                                  $  340           $   336,600
    Lyondell Chemical Co., 9.875s, 2007                                      36                35,640
                                                                                          -----------
                                                                                          $   372,240
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Seagate Technology, Inc., 7.45s, 2037                                $  149           $   131,023
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Hasbro, Inc., 7.95s, 2003                                            $  120           $   118,734
    Hertz Corp., 8.25s, 2005                                                127               129,644
    Kindercare Learning Centers, Inc., 9.5s, 2009                            25                23,000
    Nabisco Holdings, 6.375s, 2035                                           10                 8,941
                                                                                          -----------
                                                                                          $   280,319
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 3.4%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015            $   61           $    59,999
    Commercial Mortgage Asset Trust, 7.41s, 2020 (Interest only)          3,879               126,366
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                       125               122,813
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                          250               216,875
    Morgan Stanley Capital I, 6.86s, 2010                                   145               114,414
    Morgan Stanley Capital I, 7.748s, 2010                                  160               118,781
    Morgan Stanley Capital I, 6.01s, 2030                                    99                94,359
                                                                                          -----------
                                                                                          $   853,607
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Coca-Cola Bottling Co., 6.375s, 2009                                 $  119           $   108,846
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.1%
    Georgia Pacific Corp., 9.95s, 2002                                   $  411           $   425,533
    Georgia Pacific Corp., 9.5s, 2022                                        50                52,093
    Riverwood International Corp., 10.25s, 2006                              35                33,250
    U.S. Timberlands, 9.625s, 2007                                           10                 8,800
                                                                                          -----------
                                                                                          $   519,676
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.7%
    GNMA, 8s, 2022                                                       $  368           $   371,697
    GNMA, 7.5s, 2025                                                         65                64,444
    GNMA, 8s, 2025                                                            4                 4,472
    GNMA, 7.5s, 2026                                                         50                49,394
    GNMA, 7.5s, 2027                                                        191               190,124
    GNMA, 8s, 2029                                                           76                76,436
    GNMA, TBA, 7.5s, 2026                                                   176               175,202
                                                                                          -----------
                                                                                          $   931,769
-----------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    Aflac, Inc., 6.5s, 2009                                              $  123           $   111,311
    Atlantic Mutual Insurance Co., 8.15s, 2028##                             24                18,917
    GE Global Insurance Holding Corp., 7.75s, 2030                           62                61,628
    The Mony Group, Inc., 8.35s, 2010                                       100                98,516
                                                                                          -----------
                                                                                          $   290,372
-----------------------------------------------------------------------------------------------------
  Internet - 0.2%
    PSINET, Inc., 11s, 2009                                              $   50           $    46,500
-----------------------------------------------------------------------------------------------------
  Media/Entertainment - 6.7%
    Adelphia Communications Corp., 0s, 2008                              $  200           $    81,000
    Belo AH Corp., 7.75s, 2027                                               54                45,763
    Chancellor Media Corp., 8.75s, 2007                                      10                10,012
    Clear Channel Communications, 7.875s, 2005                              118               118,339
    Comcast Corp., 9.125s, 2006                                              54                56,533
    Frontiervision Operating Partnership LP, 11s, 2006                       20                20,200
    Harrahs Operating Co., Inc., 7.5s, 2009                                 135               125,269
    Hearst Argyle Television, Inc., 7.5s, 2027                                4                 3,374
    J Seagram & Sons, Inc., 7.5s, 2018                                      162               154,966
    Liberty Media Corp., 8.25s, 2030##                                      171               157,023
    News America Holdings, Inc., 6.625s, 2008                                74                67,851
    Outdoor Systems, Inc., 8.875s, 2007                                      10                 9,812
    Time Warner Entertainment Co., 10.15s, 2012                             435               499,223
    Time Warner Entertainment Co., 8.375s, 2033                             307               309,502
    Time Warner, Inc., 6.625s, 2029                                          51                42,097
                                                                                          -----------
                                                                                          $ 1,700,964
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                      $   25           $    23,750
-----------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Occidental Petroleum Corp., 6.4s, 2003                               $   84           $    81,126
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                               5                 4,374
                                                                                          -----------
                                                                                          $    85,500
-----------------------------------------------------------------------------------------------------
  Oils - 2.7%
    Apache Corp., 7.95s, 2026                                            $  211           $   210,456
    Coastal Corp., 7.75s, 2010                                              152               150,977
    Phillips Petroleum Co., 8.75s, 2010                                     265               279,156
    Pioneer Natural Resources Co., 9.625s, 2010                              35                36,050
                                                                                          -----------
                                                                                          $   676,639
-----------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Union Pacific Corp., 6.34s, 2003                                     $   56           $    53,694
    Union Pacific Corp., 6.39s, 2004                                        106               100,837
                                                                                          -----------
                                                                                          $   154,531
-----------------------------------------------------------------------------------------------------
  Retail - 0.8%
    J Crew Operating Corp., 10.375s, 2007                                $   90           $    78,300
    Kohl's Corp., 7.25s, 2029                                               134               122,056
                                                                                          -----------
                                                                                          $   200,356
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Safeway, Inc., 5.875s, 2001                                          $  400           $   391,812
-----------------------------------------------------------------------------------------------------
  Telecommunications - 6.4%
    Bellsouth Capital Funding Corp., 7.75s, 2010                         $   56           $    56,002
    Charter Communications Holdings LLC, 8.25s, 2007                        500               442,500
    Sprint Capital Corp., 7.625s, 2002                                      445               444,684
    Sprint Capital Corp., 6.9s, 2019                                        193               171,608
    TCI Communications Financing III, 9.65s, 2027                           280               309,344
    Telecom de Puerto Rico, 6.65s, 2006                                      45                42,583
    Telecom de Puerto Rico, 6.8s, 2009                                      138               127,803
    WorldCom, Inc., 8.875s, 2006                                              5                 5,185
                                                                                          -----------
                                                                                          $ 1,599,709
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 3.0%
    Federal Home Loan Banks, 5.7s, 2009                                  $  165           $   150,305
    Federal National Mortgage Association, 6.625s, 2009                     135               130,422
    Federal National Mortgage Association, 7s, 2029                         199               192,142
    Federal National Mortgage Association, 7s, 2030                          50                47,810
    Federal National Mortgage Association TBA, 7.5s, 2029                   250               246,482
                                                                                          -----------
                                                                                          $   767,161
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.1%
    U.S. Treasury Bonds, 6.125s, 2029                                    $2,367           $ 2,390,670
    U.S. Treasury Notes, 5.875s, 2004                                       112               110,372
    U.S. Treasury Notes, 7.875s, 2004                                        15                15,884
    U.S. Treasury Notes, 6s, 2009                                           124               123,012
    U.S. Treasury Notes, 4.25s, 2010                                        168               170,307
    U.S. Treasury Notes, 6.5s, 2010                                       1,216             1,257,611
                                                                                          -----------
                                                                                          $ 4,067,856
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.7%
    AEP Generating, 9.81s, 2022                                          $  200           $   223,103
    Beaver Valley Funding Corp. II, 9s, 2017                                236               240,666
    CE Generation LLC, 7.416s, 2018                                          91                81,309
    Cleveland Electric Illuminating Co., 7.67s, 2004                         25                24,634
    Cleveland Electric Illuminating Co., 7.88s, 2017                         14                13,174
    Cleveland Electric Illuminating Co., 9s, 2023                           216               218,387
    CMS Energy Corp., 8.375s, 2003                                          205               198,182
    CMS Energy Corp., 6.75s, 2004                                           120               110,100
    Commonwealth Edison Co., 8.5s, 2022                                      39                38,799
    Connecticut Light & Power Co., 7.875s, 2001                              46                46,148
    Connecticut Light & Power Co., 8.59s, 2003                              100                99,304
    Connecticut Light & Power Co., 7.875s, 2024                              55                54,982
    Entergy Mississippi, Inc., 6.2s, 2004                                    48                45,525
    GGIB Funding Corp., 7.43s, 2011                                          28                26,598
    Gulf States Utilities Co., 8.21s, 2002                                   83                83,680
    Gulf States Utilities Co., 8.25s, 2004                                   23                23,202
    Midland Funding Corp., 10.33s, 2002                                       8                 7,753
    Niagara Mohawk Power Corp., 8.5s, 2023                                   10                 9,948
    Northeast Utilities, 8.58s, 2006                                         54                54,142
    NRG Energy, Inc., 8.7s, 2005##                                           55                55,075
    NRG Energy, Inc., 8.962s, 2016                                           76                76,266
    Salton Sea Funding Corp., 7.84s, 2010                                   145               141,578
    Toledo Edison Co., 7.875s, 2004                                         161               157,278
    Utilicorp United, Inc., 7s, 2004                                         34                32,474
    Valero Energy Corp., 8.75s, 2030                                         41                41,873
    Waterford 3 Funding Corp., 8.09s, 2017                                   89                84,864
                                                                                          -----------
                                                                                          $ 2,189,044
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    Northern Natural Gas Co., 7s, 2011##                                 $  280           $   265,280
    Texas Gas Transmission Corp., 7.25s, 2027                               202               185,663
                                                                                          -----------
                                                                                          $   450,943
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $20,241,376
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 17.6%
  Argentina - 1.0%
    Republic of Argentina, 0s, 2001                                      $  270           $   251,775
-----------------------------------------------------------------------------------------------------
  Australia - 1.8%
    Cable & Wireless Optus Finance, 8s, 2010 (Telecommunications)        $  147           $   146,093
    Cable & Wireless Optus Ltd., 8.125s, 2009 (Telecommunications)##        322               325,111
                                                                                          -----------
                                                                                          $   471,204
-----------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)     $  411           $   400,725
-----------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks and Finance)##    $  170           $   159,200
    Federal Republic of Brazil, 5s, 2014                                     49                36,267
    Federal Republic of Brazil, 12.75s, 2020                                 25                23,850
    Federal Republic of Brazil, 12.25s, 2030                                 55                50,600
                                                                                          -----------
                                                                                          $   269,917
-----------------------------------------------------------------------------------------------------
  Canada - 1.2%
    Apache Finance Canada Corp, 7.75s, 2029 (Oils)                       $  212           $   207,611
    Province of Quebec, 7.5s, 2029                                          104               102,171
                                                                                          -----------
                                                                                          $   309,782
-----------------------------------------------------------------------------------------------------
  Chile - 2.1%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities - Electric)##  $  250           $   245,875
    Empresa Nacional de Electric, 7.75s, 2008 (Utilities - Electric)        193               179,340
    Empresa Nacional de Electric, 8.5s, 2009 (Utilities - Electric)##        97                94,501
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)         5                 4,506
                                                                                          -----------
                                                                                          $   524,222
-----------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Deutsche Telekom International, 7.75s, 2005 (Telecommunications)     $  299           $   299,022
    Deutsche Telekom International, 8s, 2010 (Telecommunications)           131               132,149
                                                                                          -----------
                                                                                          $   431,171
-----------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Israel Electric Corp. Ltd., 8.1s, 2096 (Utilities - Electric)        $  211           $   179,227
    State of Israel, 7.75s, 2010                                             72                71,089
                                                                                          -----------
                                                                                          $   250,316
-----------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Nuevo Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)##       $   50           $    52,250
    United Mexican States, 11.375s, 2016                                     30                34,575
    United Mexican States, 11.5s, 2026                                       75                90,750
                                                                                          -----------
                                                                                          $   177,575
-----------------------------------------------------------------------------------------------------
  Morocco - 0.3%
    Kingdom of Morocco, 7.75s, 2009+                                     $   85           $    76,075
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)         $   90           $    75,600
-----------------------------------------------------------------------------------------------------
  Qatar - 0.2%
    State of Qatar, 9.75s, 2030                                          $   50           $    49,125
-----------------------------------------------------------------------------------------------------
  South Korea - 1.7%
    Cho Hung Bank, 11.5s, 2010 (Banks and Finance)##                     $   60           $    57,750
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Finance)                190               188,105
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                          75                74,531
    Korea Development Bank, 6.625s, 2003 (Banks and Finance)                105               100,853
                                                                                          -----------
                                                                                          $   421,239
-----------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                         $  239           $   230,886
-----------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                                    $    2           $     2,128
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    British Sky Broadcasting Group, 6.875s, 2009 (Telecommunications)    $  581           $   510,414
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 4,452,154
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $25,378,437)                                                $24,693,530
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.0%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost               $  243           $   242,911
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $25,621,348)                                          $24,936,441

Other Assets, Less Liabilities - 1.1%                                                         275,316
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $25,211,757
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $25,621,348)              $24,936,441
  Receivable for investments sold                                       756,960
  Receivable for series shares sold                                      86,110
  Interest receivable                                                   416,600
  Deferred organization expenses                                            587
  Other assets                                                              448
                                                                    -----------
      Total assets                                                  $26,197,146
                                                                    -----------
Liabilities:
  Payable to custodian                                              $     3,827
  Payable for investments purchased                                     922,562
  Payable for series shares reacquired                                   58,481
  Payable to affiliates -
    Management fee                                                          415
    Reimbursement fee                                                       104
                                                                    -----------
      Total liabilities                                             $   985,389
                                                                    -----------
Net assets                                                          $25,211,757
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $26,135,385
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (684,907)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,089,961)
  Accumulated undistributed net investment income                       851,240
                                                                    -----------
      Total                                                         $25,211,757
                                                                    ===========
Shares of beneficial interest outstanding                            2,369,645
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $25,211,553 / 2,369,626 shares of
    beneficial interest outstanding)                                  $10.64
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $203.58 / 19.157 shares of beneficial
    interest outstanding)                                             $10.63
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                     $ 968,998
                                                                      ---------
  Expenses -
    Management fee                                                    $  73,977
    Trustees' compensation                                                1,189
    Shareholder servicing agent fee                                       4,315
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                    2,007
    Auditing fees                                                        20,900
    Custodian fee                                                         9,349
    Printing                                                              4,593
    Legal fees                                                              977
    Amortization of organization expenses                                   911
    Miscellaneous                                                           787
                                                                      ---------
      Total expenses                                                  $ 119,005
    Fees paid indirectly                                                   (588)
    Reduction of expenses by investment adviser                          (5,501)
                                                                      ---------
      Net expenses                                                    $ 112,916
                                                                      ---------
        Net investment income                                         $ 856,082
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)    $(515,777)
                                                                      ---------
    Change in unrealized depreciation on investments                  $ 304,029
                                                                      ---------
      Net realized and unrealized loss on investments                 $(211,748)
                                                                      ---------
          Increase in net assets from operations                      $ 644,334
                                                                      =========

* Distribution fee (Service Class) was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                                      JUNE 30, 2000       DECEMBER 31, 1999
                                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                 $   856,082             $ 1,288,843
  Net realized loss on investments and foreign currency transactions                       (515,777)               (572,286)
  Net unrealized gain (loss) on investments and foreign currency translation                304,029              (1,083,839)
                                                                                        -----------             -----------
    Increase (decrease) in net assets from operations                                   $   644,334             $  (367,282)
                                                                                        -----------             -----------
Distributions declared to shareholders -
  From net investment income                                                            $(1,291,453)            $  (424,158)
  From net realized gain on investments and foreign currency transactions                      --                   (29,276)
  In excess of net realized gain on investments and foreign currency transactions              --                    (2,637)
                                                                                        -----------             -----------
    Total distributions declared to shareholders                                        $(1,291,453)            $  (456,071)
                                                                                        -----------             -----------
Net increase in net assets from series share transactions                               $ 1,567,869             $12,949,839
                                                                                        -----------             -----------
      Total increase in net assets                                                      $   920,750             $12,126,486
Net assets:
  At beginning of period                                                                 24,291,007              12,164,521
                                                                                        -----------             -----------
  At end of period (including accumulated undistributed net investment income
    of $851,240 and $1,286,611, respectively)                                           $25,211,757             $24,291,007
                                                                                        ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                         SIX MONTHS ENDED       -------------------------------------------------------------     DECEMBER 31,
                            JUNE 30, 2000              1999              1998            1997            1996            1995*
                              (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                     INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $10.93            $11.38            $11.08          $10.06          $10.19           $10.00
                                   ------            ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income(S)         $ 0.37            $ 0.70            $ 0.64          $ 0.64          $ 0.58           $ 0.09
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency            (0.09)            (0.87)             0.09            0.38           (0.36)            0.21
                                   ------            ------            ------          ------          ------           ------
      Total from investment
        operations                 $ 0.28            $(0.17)           $ 0.73          $ 1.02          $ 0.22           $ 0.30
                                   ------            ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income       $(0.57)           $(0.26)           $(0.29)         $ --            $(0.35)          $(0.09)
  From net realized gain on
    investments and foreign
    currency transactions            --               (0.02)            (0.14)           --              --              (0.02)
  In excess of net realized gain
    on investments and foreign
    currency transactions            --               (0.00)+++          --              --              --               --
                                   ------            ------            ------          ------          ------           ------
      Total distributions declared
        to shareholders            $(0.57)           $(0.28)           $(0.43)         $ --            $(0.35)          $(0.11)
                                   ------            ------            ------          ------          ------           ------
Net asset value - end of period    $10.64            $10.93            $11.38          $11.08          $10.06           $10.19
                                   ======            ======            ======          ======          ======           ======
Total return                         2.65%++          (1.56)%            6.79%          10.14%           2.09%            3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         0.92%+            1.01%             1.02%           1.01%           1.03%            1.00%+
  Net investment income              6.96%+            6.26%             5.76%           6.04%           5.84%            4.89%+
Portfolio turnover                    171%              283%              244%            219%            231%              55%
Net assets at end of period
  (000 Omitted)                   $25,212           $24,291           $12,165          $4,004            $853             $228

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
        Net investment income
          (loss)                   $ 0.37            $ 0.69            $ 0.61          $ 0.37          $(0.26)          $(0.70)
        Ratios (to average net assets):
          Expenses##                 0.96%+            1.06%             1.23%           3.58%           9.45%           43.85%+
          Net investment income
            (loss)                   6.92%+            6.21%             5.55%           3.46%          (2.61)%         (37.96)%+
    * For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JUNE 30, 2000*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                        SERVICE CLASS SHARES
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $10.43
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.12
  Net realized and unrealized gain on investments and foreign
    currency                                                            0.08**
                                                                      ------
    Total from investment operations                                  $ 0.20
                                                                      ------
Net asset value - end of period                                       $10.63
                                                                      ======
Total return                                                            1.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            0.95%+
  Net investment income                                                 7.19%+
Portfolio turnover                                                       171%
Net assets at end of period (000 Omitted)                                  0***

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment income                                         $ 0.12
        Ratios (to average net assets):
          Expenses##                                                    0.99%+
          Net investment income                                         7.15%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
   ** The per share data is not in accord with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  *** Net assets for the period were less than $1,000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Bond Series (the series), is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 19 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $498,667 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $149,204.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                     $26,942,689          $25,912,868
                                               -----------          -----------
Investments (non-U.S. government securities)   $15,258,422          $15,091,342
                                               -----------          -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $25,696,865
                                                                    -----------
Gross unrealized depreciation                                       $  (876,854)
Gross unrealized appreciation                                           116,430
                                                                    -----------
    Net unrealized depreciation                                     $  (760,424)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                     SIX MONTHS ENDED JUNE 30, 2000               YEAR ENDED DECEMBER 31, 1999
                                     ------------------------------               ----------------------------
                                        SHARES               AMOUNT               SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                            389,295           $4,248,685            1,640,010           $18,298,783
Shares issued to shareholders in
  reinvestment of distributions        123,702            1,291,450               40,575               456,070
Shares reacquired                     (365,023)          (3,972,466)            (527,405)           (5,805,014)
                                      --------           ----------             --------           -----------
    Net increase                       147,974           $1,567,669            1,153,180           $12,949,839
                                      ========           ==========            =========           ===========

Service Class Shares
                                        PERIOD ENDED JUNE 30, 2000*
                                        ---------------------------
                                        SHARES               AMOUNT
-------------------------------------------------------------------
Shares sold                                 19           $      200
Shares issued to shareholders in
  reinvestment of distributions             --                   --
Shares reacquired                           --                   --
                                      --------           ----------
    Net increase                            19           $      200
                                      ========           ==========

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $74. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.30% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                    DATE OF     SHARE/PAR
DESCRIPTION                     ACQUISITION        AMOUNT      COST      VALUE
-------------------------------------------------------------------------------
Kingdom of Morocco, 7.75s, 2009     4/27/00        85,000   $76,084    $76,075
                                                            -------    -------

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 VBF-3  8/00  4M